SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 1, 2006

HSBC Automotive Trust (USA) 2006-3

(Exact name of registrant as specified in its charter)

HSBC Auto Receivables Corporation

(Exact name of depositor as specified in its charter)

HSBC Finance Corporation

(Exact name of sponsor as specified in its charter)

Delaware	333-131714-03	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o HSBC Finance Corporation
Attention: Michael J. Forde
2700 Sanders Road
Prospect Heights, Illinois	60070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code   (847) 564-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

HSBC Auto Receivables Corporation, as Depositor (the “Registrant”), and HSBC Finance Corporation, as Sponsor (“HSBC Finance”), have caused HSBC Automotive Trust (USA) 2006-3 (the “Trust”), a newly formed issuing entity, to issue $208,700,000 5.36200% Class A-1 Notes, $196,300,000 5.38% Class A-2 Notes, $283,600,000 5.28% Class A-3 Notes and $150,149,000 5.34% Class A-4 Notes (collectively, the “Notes”) on November 1, 2006.  The Notes will be registered under the Registration Statement filed by the Registrant with the Securities and Exchange Commission under the file number 333-131714.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement.  Copies of the legality and tax opinions delivered by Dewey Ballantine LLP, counsel to the Registrant, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01.                               Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

5.1           Opinion of Dewey Ballantine LLP with respect to legality.

8.1           Opinion of Dewey Ballantine LLP with respect to tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC AUTOMOTIVE TRUST (USA) 2006-3

By:	HSBC AUTO RECEIVABLES CORPORATION

By:	/s/ Steven H. Smith
Name:	Steven H. Smith
Title:	Vice President and Assistant Treasurer

Dated:  November 1, 2006

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Dewey Ballantine LLP with respect to legality.
8.1	Opinion of Dewey Ballantine LLP with respect to tax matters.